UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22738

First Trust MLP and Energy Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: October 31

Date of reporting period: January 31, 2018

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

First Trust MLP and Energy Income Fund (FEI)

Portfolio of Investments

January 31, 2018 (Unaudited)

Shares/ Units	Description	Value
MASTER LIMITED PARTNERSHIPS (a) – 81.3%
	Chemicals – 0.2%
59,300	Westlake Chemical Partners, L.P.	$1,435,060

	Gas Utilities – 5.1%
678,374	AmeriGas Partners, L.P.	32,046,388
140,700	Suburban Propane Partners, L.P.	3,580,815

		35,627,203

	Independent Power and Renewable Electricity Producers – 3.8%
31,311	Brookfield Renewable Partners, L.P. (CAD)	1,045,737
554,101	NextEra Energy Partners, L.P. (b)	24,884,676

		25,930,413

	Oil, Gas & Consumable Fuels – 72.2%
256,534	Alliance Holdings GP, L.P.	7,472,835
793,422	Alliance Resource Partners, L.P.	16,265,151
227,593	BP Midstream Partners, L.P.	4,743,038
180,000	Buckeye Partners, L.P. (c)	9,705,600
77,600	Dominion Energy Midstream Partners, L.P.	2,308,600
4,391,025	Enbridge Energy Partners, L.P.	63,494,221
3,423,341	Enterprise Products Partners, L.P. (c)	94,552,678
534,800	EQT Midstream Partners, L.P.	39,783,772
1,156,407	Holly Energy Partners, L.P.	36,299,616
758,330	Magellan Midstream Partners, L.P. (c)	54,137,179
196,200	Phillips 66 Partners, L.P.	10,327,968
1,129,826	Plains All American Pipeline, L.P. (c)	23,692,451
167,000	Shell Midstream Partners, L.P.	4,781,210
1,088,816	Spectra Energy Partners, L.P.	46,535,996
1,019,426	TC PipeLines, L.P.	55,701,437
113,400	TransMontaigne Partners, L.P.	4,488,372
52,000	Valero Energy Partners, L.P.	2,333,760
563,003	Williams Partners, L.P. (c)	23,589,826

		500,213,710

	Total Master Limited Partnerships	563,206,386

	(Cost $415,327,201)

COMMON STOCKS (a) – 52.9%
	Electric Utilities – 12.6%
146,000	American Electric Power Co., Inc. (c)	10,041,880
125,100	Duke Energy Corp.	9,820,350
207,600	Emera, Inc. (CAD)	7,679,512
78,400	Eversource Energy (c)	4,946,256
764,150	Exelon Corp. (c)	29,427,417
58,599	Hydro One Ltd. (CAD) (d)	1,058,117
60,000	NextEra Energy, Inc. (c)	9,505,200
156,000	PPL Corp.	4,971,720
151,500	Southern (The) Co. (c)	6,834,165
63,300	Xcel Energy, Inc.	2,889,012

		87,173,629

	Gas Utilities – 0.9%
14,233	Atmos Energy Corp.	1,179,916
11,900	Chesapeake Utilities Corp.	874,650
96,424	UGI Corp. (c)	4,413,326

		6,467,892

See Notes to Portfolio of Investments

First Trust MLP and Energy Income Fund (FEI)

Portfolio of Investments (Continued)

January 31, 2018 (Unaudited)

Shares/ Units	Description	Value
COMMON STOCKS (a) (Continued)
	Multi-Utilities – 5.8%
112,700	CMS Energy Corp.	$5,043,325
225,850	National Grid PLC, ADR (c)	13,027,028
195,000	Public Service Enterprise Group, Inc. (c)	10,114,650
85,700	Sempra Energy (c)	9,171,614
45,000	WEC Energy Group, Inc. (c)	2,893,500

		40,250,117

	Oil, Gas & Consumable Fuels – 33.6%
831,400	Enbridge Income Fund Holdings, Inc. (CAD)	18,919,420
547,052	Enbridge, Inc. (c)	20,038,515
429,700	Inter Pipeline, Ltd. (CAD)	8,237,663
155,496	Keyera Corp. (CAD)	4,375,379
2,320,543	Kinder Morgan, Inc. (c)	41,723,363
604,347	ONEOK, Inc. (c)	35,571,864
81,900	Targa Resources Corp. (c)	3,931,200
960,386	TransCanada Corp. (c)	44,216,172
1,774,387	Williams (The) Cos., Inc. (c)	55,698,008

		232,711,584

	Total Common Stocks	366,603,222

	(Cost $349,182,278)

REAL ESTATE INVESTMENT TRUSTS (a) – 0.6%
	Equity Real Estate Investment Trusts – 0.6%
54,540	CorEnergy Infrastructure Trust, Inc.	2,090,518
103,691	InfraREIT, Inc.	1,968,055

	Total Real Estate Investment Trusts	4,058,573

	(Cost $3,800,572)
	Total Investments – 134.8%	933,868,181

	(Cost $768,310,051) (e)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN – (0.5)%
1,400	American Electric Power Co., Inc.	$9,629,200	$70.00	Feb 2018	(35,000)
1,800	Buckeye Partners, L.P.	9,705,600	60.00	May 2018	(81,000)
3,300	Enbridge, Inc.	12,087,900	37.50	Apr 2018	(277,200)
1,300	Enbridge, Inc.	4,761,900	42.50	Jul 2018	(26,000)
5,900	Enterprise Products Partners, L.P.	16,295,800	30.00	Mar 2018	(70,800)
6,500	Enterprise Products Partners, L.P.	17,953,000	31.00	Jun 2018	(195,000)
780	Eversource Energy.	4,921,020	65.00	Mar 2018	(136,500)
2,400	Exelon Corp.	9,242,400	40.00	Apr 2018	(138,000)
3,600	Exelon Corp.	13,863,600	43.00	Apr 2018	(36,000)
1,300	Kinder Morgan, Inc.	2,337,400	18.00	Mar 2018	(72,800)
2,600	Magellan Midstream Partners, L.P.	18,561,400	77.50	Feb 2018	(20,800)
600	Magellan Midstream Partners, L.P.	4,283,400	75.00	Mar 2018	(27,000)
1,100	National Grid PLC	6,344,800	65.00	Jun 2018	(24,750)
600	NextEra Energy, Inc.	9,505,200	165.00	Mar 2018	(64,800)
1,000	ONEOK, Inc.	5,886,000	62.50	Feb 2018	(15,000)
1,900	ONEOK, Inc.	11,183,400	62.50	Apr 2018	(218,500)
4,000	Plains All American Pipeline, L.P.	8,388,000	22.00	Feb 2018	(180,000)
2,000	Plains All American Pipeline, L.P.	4,194,000	23.00	Feb 2018	(44,000)
2,300	Plains All American Pipeline, L.P.	4,823,100	24.00	May 2018	(109,250)
1,000	Public Service Enterprise Group, Inc.	5,187,000	55.00	Mar 2018	(25,000)
800	Sempra Energy	8,561,600	110.00	Feb 2018	(36,000)

See Notes to Portfolio of Investments

First Trust MLP and Energy Income Fund (FEI)

Portfolio of Investments (Continued)

January 31, 2018 (Unaudited)

Number of Contracts	Description	Notional Amount	Exercise Price	Expiration Date	Value
CALL OPTIONS WRITTEN (Continued)
900	Southern (The) Co.	$4,059,900	$46.00	Feb 2018	$(18,000)
800	Targa Resources Corp.	3,840,000	45.00	Apr 2018	(356,000)
2,300	TransCanada Corp. (f)	10,589,200	50.00	Feb 2018	(11,500)
5,000	TransCanada Corp.	23,020,000	52.50	Feb 2018	(238)
900	UGI Corp. (f)	4,119,300	50.00	Apr 2018	(27,000)
100	WEC Energy Group, Inc. (f)	643,000	70.00	Feb 2018	(1,000)
300	WEC Energy Group, Inc.	1,929,000	70.00	Apr 2018	(6,000)
100	Williams (The) Cos., Inc.	313,900	29.00	Feb 2018	(25,450)
1,000	Williams (The) Cos., Inc.	3,139,000	31.00	Feb 2018	(98,000)
4,700	Williams (The) Cos., Inc.	14,753,300	32.00	Feb 2018	(197,400)
1,900	Williams (The) Cos., Inc.	5,964,100	32.00	Mar 2018	(129,200)
3,900	Williams (The) Cos., Inc.	12,242,100	35.00	Mar 2018	(31,200)
5,100	Williams (The) Cos., Inc.	16,008,900	35.00	Apr 2018	(96,900)
3,000	Williams Partners L.P.	12,570,000	40.00	Mar 2018	(675,000)

	Total Call Options Written				(3,506,288)

	(Premiums received $4,060,651)

	Outstanding Loans – (35.1)%				(243,500,000)
	Net Other Assets and Liabilities – 0.8%				5,926,411

	Net Assets – 100.0%				$692,788,304

Interest Rate Swap Agreements:

Counterparty	Floating Rate (1)	Expiration Date	Notional Amount	Fixed Rate (1)	Unrealized Appreciation (Depreciation)/ Value
Bank of Nova Scotia	1 month LIBOR	09/03/24	$ 97,000,000	2.367%	$1,047,664
Bank of Nova Scotia	1 month LIBOR	10/08/23	77,250,000	2.734%	(979,595)

			$174,250,000		$68,069

(1)	The Fund pays the fixed rate and receives the floating rate, however, no cash payments are made by either party prior to the expiration dates shown above. The floating rate on January 31, 2018 was 1.564% and 1.555%, respectively.

(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	NextEra Energy Partners, L.P. is taxed as a “C” corporation for federal income tax purposes.
(c)	All or a portion of these securities’ positions represent covers for outstanding options written.
(d)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(e)	Aggregate cost for federal income tax purposes was $666,810,061. As of January 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $278,875,057 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $15,255,157. The net unrealized appreciation was $263,619,900. The amounts presented are inclusive of derivative contracts.
(f)	This investment is fair valued by the Advisor’s Pricing Committee in accordance with procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At January 31, 2018, investments noted as such are valued at $(39,500) or (0.0)% of net assets.

See Notes to Portfolio of Investments

First Trust MLP and Energy Income Fund (FEI)

Portfolio of Investments (Continued)

January 31, 2018 (Unaudited)

Valuation Inputs

A summary of the inputs used to value the Fund’s investments as of January 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Portfolio of Investments):

ASSETS TABLE

	Total Value at 1/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Master Limited Partnerships*	$563,206,386	$563,206,386	$—	$ —
Common Stocks*	366,603,222	366,603,222	—	—
Real Estate Investment Trusts*	4,058,573	4,058,573	—	—

Total Investments	933,868,181	933,868,181	—	—
Interest Rate Swap Agreement	1,047,664	—	1,047,664	—

Total	$934,915,845	$933,868,181	$1,047,664	$ —

LIABILITIES TABLE
	Total Value at 1/31/2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Call Options Written	$(3,506,288)	$(2,487,600)	$(1,018,688)	$ —
Interest Rate Swap Agreement	(979,595)	—	(979,595)	—

Total	$(4,485,883)	$(2,487,600)	$(1,998,283)	$ —

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at January 31, 2018.

See Notes to Portfolio of Investments

Notes to Portfolio of Investments

First Trust MLP and Energy Income Fund (FEI)

January 31, 2018 (Unaudited)

1. Organization

First Trust MLP and Energy Income Fund (the “Fund”) is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on August 17, 2012, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol FEI on the New York Stock Exchange (“NYSE”).

The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.”

2. Valuation and Investment Practices

A. Portfolio Valuation

The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:

Common stocks, master limited partnerships (“MLPs”), real estate investment trusts and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Swaps are fair valued utilizing quotations provided by a third-party pricing service or, if the pricing service does not provide a value, by quotes provided by the selling dealer or financial institution.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

Notes to Portfolio of Investments (Continued)

First Trust MLP and Energy Income Fund (FEI)

January 31, 2018 (Unaudited)

1)	the type of security;

2)	the size of the holding;

3)	the initial cost of the security;

4)	transactions in comparable securities;

5)	price quotes from dealers and/or third-party pricing services;

6)	relationships among various securities;

7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

8)	an analysis of the issuer’s financial statements; and

9)	the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

1)	the value of similar foreign securities traded on other foreign markets;

2)	ADR trading of similar securities;

3)	closed-end fund trading of similar securities;
4)	foreign currency exchange activity;

5)	the trading prices of financial products that are tied to baskets of foreign securities;

6)	factors relating to the event that precipitated the pricing problem;

7)	whether the event is likely to recur; and

8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of January 31, 2018, is included with the Fund’s Portfolio of Investments.

B. Option Contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options (“options”) on all or a portion of the common stock and MLPs held in the Fund’s portfolio as determined to be appropriate by Energy Income Partners, LLC (“EIP” or the “Sub-Advisor”). The number of options the Fund can write (sell) is limited by the amount of common stock and MLPs the Fund holds in its portfolio. The Fund will not write (sell) “naked” or uncovered options. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options’ expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

Notes to Portfolio of Investments (Continued)

First Trust MLP and Energy Income Fund (FEI)

January 31, 2018 (Unaudited)

The options that the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option’s exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying security is less than the option’s strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option’s expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund’s maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund’s ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. Swap Agreements

The Fund may enter into total return equity swap and interest rate swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties (“Counterparties”) on specified dates (settlement dates) where the cash flows are based on agreed upon prices, rates, etc. Swap agreements are individually negotiated and involve the risk of the potential inability of the Counterparties to meet the terms of the agreement. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the Counterparty, the Fund will seek withdrawal of this collateral and may incur certain costs exercising its right with respect to the collateral. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund’s maximum interest rate risk to meet its future payments under swap agreements outstanding at January 31, 2018 is equal to the total notional amount as shown on the Portfolio of Investments. The notional amount represents the U.S. dollar value of the contract as of the day of the opening transaction or contract reset.

The Fund held interest rate swap agreements at January 31, 2018 to hedge against changes in borrowing rates under the Fund’s committed facility agreement. An interest rate swap agreement involves the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

D. Securities Transactions

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Notes to Portfolio of Investments (Continued)

First Trust MLP and Energy Income Fund (FEI)

January 31, 2018 (Unaudited)

E. Foreign Currency

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions.

3. Derivative Transactions

During the fiscal year-to-date period (November 1, 2017 to January 31, 2018), the premiums for written options opened were $4,698,184, and the premiums for written options closed, exercised and expired were $4,610,376.

The average notional value of interest rate swaps was $174,250,000 for the fiscal year-to-date period (November 1, 2017 to January 31, 2018).

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b))..

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust MLP and Energy Income Fund

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	April 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	April 2, 2018

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	April 2, 2018

* Print the name and title of each signing officer under his or her signature.